MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.





FUND LOGO





Semi-Annual Report

April 30, 1998




This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MuniYield New Jersey Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1998, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.435 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.69%, based on a month-end per share net asset value of $15.41. Over the same period, the total investment return on the Fund's Common Stock was +2.47%, based on a change in per share net asset value from $15.49 to $15.41, and assuming reinvestment of $0.443 per share income dividends and $0.019 per share capital gains distributions.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Stock had an average yield of 3.49%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bonds. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
Given the volatile environment during the six months ended April 30, 1998, MuniYield New Jersey Insured Fund, Inc. benefited from our relatively conservative strategy, motivated primarily by our efforts to maintain a competitive dividend as well as to preserve the gains we achieved. Our strategy to keep the Fund fully invested provided a positive contribution to the overall performance of the Fund as interest rates broadly declined through the latter part of 1997. Since then, however, our conservative strategy has insulated the Fund from much of the volatility experienced during the first quarter of 1998.

The New Jersey economy continues to improve as the state unemployment rate dropped to 5.1% as of March 31, 1998. Furthermore, various measures of economic growth, including employment, new business incorporations, per capita personal income and gross state product continue to reflect an economy growing at a pace similar to the nation.

Looking ahead, we anticipate little change in our position, barring a further rise in long-term interest rates. In our opinion, such a scenario would provide an opportunity to further pursue our strategy to extend the portfolio's average call protection. Until recently, we have been reluctant to explore this approach given the extent of the bond market rally. With long-term municipal yields beginning to approach more reasonable levels on both an absolute and a relative basis, our positive long-term outlook for interest rates may well warrant a more aggressive pursuit of this strategy.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




Leverage continues to benefit the Fund's Common Stock shareholders as the Fund's cost of borrowing, as reflected by short-term tax-exempt interest rates, remains well below the yields available on long-term municipal bonds. The proceeds of the borrowing can be invested in these long-term bonds, thereby providing an incremental yield advantage over an unleveraged tax-exempt investment. While leverage creates opportunities for yield enhancement, it also produces a higher degree of volatility. For this reason, we have sought to maintain a relatively low duration as a means to limit this inherent volatility until such time as the interest rate outlook comes into full view. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We thank you for your continued investment in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



May 29, 1998




Portfolio Insurance
MuniYield New Jersey Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

New Jersey--98.5%
                          Atlantic City, New Jersey, Board of Education, GO, UT:
AAA      Aaa     $4,600      6.15% due 12/01/2002 (d)(f)                                                        $  5,019
AAA      Aaa      2,000      6.15% due 12/01/2002 (d)(f)                                                           2,182

AAA      Aaa      6,000   Bergen County, New Jersey, Utilities Authority, Water PCR, Series A, 6.50% due
                          6/15/2002 (b)(f)                                                                         6,588

AA       A1       1,135   Bernards Township, New Jersey, School District, Refunding, UT, 5.30% due
                          1/01/2020                                                                                1,136

AAA      Aaa      4,875   Cape May County, New Jersey, Industrial Pollution Control Financing
                          Authority Revenue Bonds (Atlantic City Electric Company Project), AMT,
                          Series A, 7.20% due 11/01/2029 (c)                                                       5,535

AAA      Aaa      3,010   Carteret, New Jersey, Board of Education, COP, GO, 6.75% due 10/15/2019 (c)              3,359
                          East Orange, New Jersey, Board of Education, COP, GO (AGHLeasing Inc.) (e):
AAA      Aaa      1,000      5.22%** due 8/01/2014                                                                   432
AAA      Aaa      1,045      5.25%** due 2/01/2017                                                                   391
AAA      Aaa      1,000      5.30%** due 2/01/2024                                                                   256
AAA      Aaa      2,845      5.28%** due 8/01/2024                                                                   709
AAA      Aaa      1,845      5.36%** due 8/01/2027                                                                   390

                          Essex County, New Jersey, Improvement Authority Revenue Bonds:
AAA      Aaa      2,800      (Irvington Township School District), 6.625% due 10/01/2002 (e)(f)                    3,102
AAA      Aaa      2,245      (Orange Township School District), UT, Series B, 6.95% due 7/01/2014 (c)              2,567
AAA      Aaa      1,120      (Parking Facility), 6.20% due 7/01/2022 (c)                                           1,192

AAA      Aaa      2,450   Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2005 (c)(f)           2,779

AAA      Aaa      3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Revenue
                          Refunding Bonds, 6.20% due 8/01/2019 (c)                                                 3,912

AAA      Aaa      7,600   Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60%
                          due 12/01/2021 (c)                                                                       8,184

AAA      Aaa      4,750   Jersey City, New Jersey, Sewer Authority, Revenue Refunding Bonds, 6.25% due
                          1/01/2014 (d)                                                                            5,378

                          Metuchen, New Jersey, School District, GO, UT (b):
AAA      Aaa      1,010      5.15% due 9/15/2020                                                                     991
AAA      Aaa      1,065      5.20% due 9/15/2021                                                                   1,048




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

New Jersey (continued)
NR*      NR*     $5,750   Middlesex County, New Jersey, Pollution Control Financing Authority,
                          Revenue Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                         $  6,269

AAA      Aaa      1,735   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Refunding
                          Bonds, Series A, 5.25% due 12/01/2011 (b)                                                1,787

AAA      Aaa      2,305   New Jersey EDA, Educational Testing Services Revenue Bonds, Series B,
                          6.125% due 5/15/2015 (c)                                                                 2,487

                          New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village),
                          Series A:
BBB-     NR*      1,700      5.50% due 1/01/2018                                                                   1,660
BBB-     NR*      2,000      5.50% due 1/01/2025                                                                   1,951

AAA      Aaa      4,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corp.),
                          Series A, 6.35% due 10/01/2022 (d)                                                       4,942

                          New Jersey EDA, Revenue Bonds:
NR*      Aaa      3,800      Refunding (Hillcrest Health Services System Project), 5.07%** due 1/01/2018 (d)       1,353
AAA      Aaa      2,835      Refunding (RJW Health Care Corporation), 6.50% due 7/01/2024 (e)                      3,124
AAA      Aaa      1,150      (State Contract Economic Recovery), Series A, 6% due 3/15/2021 (e)                    1,215

                          New Jersey EDA, Revenue Bonds (Saint Barnabas Project) (c):
NR*      Aaa      5,195      5.60%** due 7/01/2020                                                                 1,612
NR*      Aaa      6,665      5.60%** due 7/01/2021                                                                 1,964

AAA      Aaa      2,500   New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT, Series 34, 6.32% due
                          5/01/2032 (b)(h)                                                                         2,462

A1+      Aaa        100   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New
                          Jersey, Inc. Project), VRDN, AMT, Series A, 4% due 11/01/2026 (a)(d)                       100

AAA      Aaa      1,000   New Jersey Environmental Infrastructure Trust (Wastewater Treatment), 5% due
                          9/01/2017                                                                                  982

                          New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA      Aaa      1,495      (Bayshore Community Hospital), Series A, 6.50% due 7/01/2015 (c)                      1,561
AAA      Aaa      6,355      (Holy Name Hospital), Series B, 6.75% due 7/01/2000 (d)(f)                            6,701
AAA      Aaa      5,445      (Mercer Medical Center), 6.50% due 7/01/2021 (c)                                      5,832
BBB      Baa2     1,200      Refunding (Englewood Hospital and Medical Center), 6.70% due 7/01/2015                1,313
AAA      Aaa      3,685      Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (b)                       3,961
BBB+     NR*      3,500      Refunding (Holy Name Hospital), 6% due 7/01/2025                                      3,632
AAA      Aaa      4,000      Refunding (JFK Health Systems Obligation Group), 6.70% due 7/01/2021 (b)              4,308
BBB      Baa2     4,000      Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027               4,151

                          New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds
                          (Convention Center), Series A (c):
AAA      Aaa      2,000      6.60% due 7/01/2015                                                                   2,179
AAA      Aaa      8,630      6.25% due 7/01/2020                                                                   9,307

AA+      Aaa      1,990   New Jersey State Educational Facilities Authority Revenue Bonds (Institute
                          Advances Study), Series G, 5% due 7/01/2018                                              1,953

AAA      Aaa      3,860   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                          Bonds, AMT, Series M, 7% due 10/01/2026 (c)                                              4,182




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

New Jersey (concluded)
                          New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                          Refunding Bonds:
AAA      NR*     $3,700      (Presidential Plaza), 7% due 5/01/2030 (g)                                         $  4,002
AAA      Aaa      4,750      Series A, 6.05% due 11/01/2020 (d)                                                    5,006

AAA      Aaa      5,350   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                          Incorporated), 6.50% due 10/01/2016 (e)                                                  6,018

AAA      Aaa      5,000   New Jersey Wastewater Treatment Trust, Loan Insured Revenue Bonds, Series B,
                          6.25% due 5/01/2002 (c)(f)                                                               5,436

AAA      Aaa      3,490   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                          Series A, 6.40% due 12/15/2002 (b)(f)                                                    3,845

AAA      Aaa      1,615   Perth Amboy, New Jersey, Board of Education, Refunding, UT, 5.25% due
                          8/01/2011 (c)                                                                            1,654

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1       1,000      93rd Series, 6.125% due 6/01/1994                                                     1,127
AAA      Aaa      3,500      96th Series, AMT, 6.60% due 10/01/2023 (b)                                            3,822
AAA      Aaa      4,000      Refunding, 97th Series, AMT, UT, 6.65% due 1/15/2023 (b)                              4,343

AAA      Aaa      4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.285%
                          due 1/15/2017 (e)(h)                                                                     4,445

                          Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (Versatile Structure Obligation), VRDN (a):
A1+      VMIG1++ 1,200       Series 2, 4% due 5/01/2019                                                            1,200
A1+      VMIG1++ 3,000       Series 5, 4.05% due 8/01/2024                                                         3,000

AAA      Aaa      1,180   South Brunswick Township, New Jersey, Board of Education, GO, UT, 6.40% due
                          8/01/2005 (b)(f)                                                                         1,318

A1+      P1       1,700   Union County, New Jersey, Industrial Pollution Control Financing Authority,
                          PCR, Refunding (Exxon Project), VRDN, 3.80% due 7/01/2033 (a)                            1,700

Total Investments (Cost--$171,071)--98.5%                                                                        183,054

Other Assets Less Liabilities--1.5%                                                                                2,873
                                                                                                                --------
Net Assets--100.0%                                                                                              $185,927
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)FHA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$171,071,436) (Note 1a)                         $183,054,318
                    Cash                                                                                          15,887
                    Interest receivable                                                                        3,202,921
                    Prepaid expenses and other assets                                                              5,799
                                                                                                            ------------
                    Total assets                                                                             186,278,925
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                  $    228,077
                      Investment adviser (Note 2)                                                77,158          305,235
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        46,748
                                                                                                            ------------
                    Total liabilities                                                                            351,983
                                                                                                            ------------

Net Assets:         Net assets                                                                              $185,926,942
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,240 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 56,000,000
                      Common Stock, par value $.10 per share (8,432,323 shares
                      issued and outstanding)                                              $    843,232
                    Paid-in capital in excess of par                                        117,873,551
                    Undistributed investment income--net                                        864,922
                    Accumulated realized capital losses on investments--net                  (1,637,645)
                    Unrealized appreciation on investments--net                              11,982,882
                                                                                           ------------
                    Total--Equivalent to $15.41 net asset value per share of
                    Common Stock (market price--$15.3125)                                                    129,926,942
                                                                                                            ------------
                    Total capital                                                                           $185,926,942
                                                                                                            ============


                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  5,233,986
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    460,267
                    Commission fees (Note 4)                                                     68,118
                    Professional fees                                                            36,491
                    Accounting services (Note 2)                                                 31,220
                    Transfer agent fees                                                          19,802
                    Directors' fees and expenses                                                 12,321
                    Listing fees                                                                  7,934
                    Printing and shareholder reports                                              6,744
                    Custodian fees                                                                6,041
                    Pricing fees                                                                  4,273
                    Other                                                                         7,426
                                                                                           ------------
                    Total expenses                                                                               660,637
                                                                                                            ------------
                    Investment income--net                                                                     4,573,349
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            742,118
Unrealized          Change in unrealized appreciation on investments--net                                     (1,142,287)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  4,173,180
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1998   Oct. 31, 1997
Operations:         Investment income--net                                                 $  4,573,349     $  9,390,341
                    Realized gain on investments--net                                           742,118          608,732
                    Change in unrealized appreciation on investments--net                    (1,142,287)       2,470,278
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      4,173,180       12,469,351
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,714,005)      (7,549,301)
Shareholders          Preferred Stock                                                          (919,722)      (1,727,530)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (173,350)              --
                      Preferred Stock                                                           (39,065)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,846,142)      (9,276,831)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 832,192        1,627,040
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                832,192        1,627,040
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                159,230        4,819,560
                    Beginning of period                                                     185,767,712      180,948,152
                                                                                           ------------     ------------
                    End of period*                                                         $185,926,942     $185,767,712
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    864,922     $    925,300
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended              For the Year Ended
                                                                      April 30,                October 31,
Increase (Decrease) in Net Asset Value:                                 1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  15.49   $  15.10  $  15.12  $  13.60   $  16.30
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .54       1.13      1.12      1.13       1.13
                    Realized and unrealized gain (loss) on
                    investments--net.                                     (.05)       .38      (.03)     1.52      (2.67)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .49       1.51      1.09      2.65      (1.54)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                       Investment income--net                             (.44)      (.91)     (.88)     (.87)      (.93)
                       Realized gain on investments--net                  (.02)        --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.46)      (.91)     (.88)     (.87)      (.96)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                          Investment income--net                          (.11)      (.21)     (.23)     (.26)      (.19)
                          Realized gain on investments--net                 --++       --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.11)      (.21)     (.23)     (.26)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.41   $  15.49  $  15.10  $  15.12   $  13.60
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $15.3125   $15.8125  $  14.75  $ 14.125   $  11.25
                                                                      ========   ========  ========  ========   ========

Total               Based on market price per share                      (.26%)+++ 13.77%    10.93%    33.88%    (27.05%)
Investment                                                            ========   ========  ========  ========   ========
Return:**           Based on net asset value per share                   2.47%+++   8.87%     6.09%    18.55%    (10.73%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .72%*      .72%      .72%      .72%       .75%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.97%*     5.12%     5.13%     5.36%      5.14%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $129,927   $129,768  $124,948  $124,639   $112,110
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 56,000   $ 56,000  $ 56,000  $ 56,000   $ 56,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.84%     26.16%    37.08%    39.36%     21.47%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,320   $  3,317  $  3,231  $  3,226   $  3,002
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    411   $    771  $    860  $    956   $    708
Per Share                                                             ========   ========  ========  ========   ========
On Preferred
Stock
Outstanding:++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $ 41,427,536 and $42,460,556, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  742,118    $11,982,882
                                   ----------    -----------
Total                              $  742,118    $11,982,882
                                   ==========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,982,882, of which $12,232,543 related to appreciated securities and $249,661 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $171,071,436.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997, increased by 53,127 and 105,792, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 3.69%.

As of April 30, 1998, there were 2,240 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $55,424 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069654 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:


                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                              83.8%
AA/Aa                                 1.2
BBB/Baa                               6.9
NR (Not Rated)                        3.4
Other++                               3.2

[FN]
++Temporary investments in short-term securities.




MuniYield New Jersey Insured Fund, Inc.
April 30, 1998




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MJI